EXHIBIT 99.2


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                             MSAC 2004-NC5                      Data
                             -------------------           ---------------
Collateral Characteristics   Pool Balance                  $724,673,794.28
                             # of Loans              #                4215
                             Avg Prin Balance                  $171,927.35
                             WAC                     %               7.031
                             WA Net Rate             %               6.511
                             WAM                     #             350.524
                             Seasoning               #               3.162
                             Second Liens            %               0.000
                             WA CLTV                 %              79.752
                             WA FICO                 #                 607
                             Prepay Penalties        %              78.550

Arm Characteristics          WAC (Arms only)         %               7.070
                             WAM (Arms only)         #             356.754
                             WA Margin               %               5.586
                             WA Initial Cap          %               1.499
                             WA Periodic Cap         %               1.498
                             WA Cap                  %               6.993
                             WA Months to Roll       #                  22

Loan Type                    Fixed                   %              29.570
                             Balloons                %               0.000
                             2/28 Arms               %              64.987
                             3/27 Arms               %               4.116
                             Other Hybrid Arms       %               1.327

Index                        1-Month LIBOR           %               0.067
                             6-Month LIBOR           %              70.363
                             Other Index             %              29.570

Loan Purpose                 Purchase                %              25.360
                             Cash-Out Refi           %              68.813
                             Rate-Term Refi          %               5.827
                             Debt Consolidation      %               0.000

Occupancy Status             Owner                   %              91.895
                             Second Home             %               0.817
                             Investor                %               7.288

Property Type                Single Family           %              73.905
                             2-4 Family              %               9.743
                             PUD                     %              11.283
                             MH                      %               0.000
                             Condo                   %               5.070

Doc Type                     Full Doc                %              59.991
                             Stated Doc              %              35.350
                             Limited Doc             %               4.659
                             No Doc                  %               0.000

MI Data                      MI Flag                Y/N                 N
                             % of Pool Covered       %                 N/A
                             Effective LTV           %                 N/A

FICO Distribution            FICO <460               %               0.000
                             FICO 460-479            %               0.000
                             FICO 480-499            %               0.000
                             FICO 500-519            %               7.292
                             FICO 520-539            %               9.345
                             FICO 540-559            %               8.968
                             FICO 560-579            %               8.701
                             FICO 580-599            %              10.196
                             FICO 600-619            %              11.818
                             FICO 620-639            %              13.589
                             FICO 640-659            %              11.473
                             FICO 660-679            %               6.909
                             FICO 680-699            %               4.794
                             FICO 700-719            %               2.749
                             FICO 720-739            %               1.855
                             FICO 740-759            %               1.175
                             FICO >760               %               1.136

LTV Distribution             LTV <20                 %               0.046
                             LTV 20.01-30            %               0.233
                             LTV 30.01-40            %               0.562
                             LTV 40.01-50            %               1.420
                             LTV 50.01-60            %               3.276
                             LTV 60.01-70            %              12.008
                             LTV 70.01-80            %              40.472
                             LTV 80.01-90            %              33.912
                             LTV 90.01-100           %               8.071
                             LTV >100                %               0.000

                                                                Data          Data
                                                           ---------------   ------
Loan Balance Distribution    $ 0-25,000            # & %                 0    0.000
                             $ 25,001-50,000       # & %                71    0.466
                             $ 50,001-75,000       # & %               489    4.261
                             $ 75,001-100,000      # & %               585    7.119
                             $ 100,001-150,000     # & %             1,094   18.756
                             $ 150,001-200,000     # & %               671   16.071
                             $ 200,001-250,000     # & %               439   13.593
                             $ 250,001-300,000     # & %               386   14.617
                             $ 300,001-350,000     # & %               204    9.085
                             $ 350,001-400,000     # & %               130    6.716
                             $ 400,001-450,000     # & %                61    3.532
                             $ 450,001-500,000     # & %                69    4.564
                             $ 500,001-550,000     # & %                 9    0.655
                             $ 550,001-600,000     # & %                 6    0.481
                             $ 600,001-650,000     # & %                 1    0.085
                             $ 650,001-700,000     # & %                 0    0.000
                             $ 700,001-750,000     # & %                 0    0.000
                             $ 750,001-800,000     # & %                 0    0.000
                             $ 800,001-850,000     # & %                 0    0.000
                             $ 850,001-900,000     # & %                 0    0.000
                             $ 900,001-950,000     # & %                 0    0.000
                             $ 950,001-1,000,000   # & %                 0    0.000
                             > $ 1,000,001         # & %                 0    0.000

Geographic Distribution      AK                      %               0.000
                             AL                      %               0.183
                             AR                      %               0.218
                             AZ                      %               1.859
                             CA                      %              36.199
                             CO                      %               1.469
                             CT                      %               2.023
                             DC                      %               0.361
                             DE                      %               0.118
                             FL                      %               7.107
                             GA                      %               1.330
                             HI                      %               1.901
                             IA                      %               0.168
                             ID                      %               0.422
                             IL                      %               2.936
                             IN                      %               0.650
                             KS                      %               0.209
                             KY                      %               0.340
                             LA                      %               0.408
                             MA                      %               3.149
                             MD                      %               2.247
                             ME                      %               0.578
                             MI                      %               2.669
                             MN                      %               1.172
                             MO                      %               0.782
                             MS                      %               0.222
                             MT                      %               0.231
                             NC                      %               0.865
                             ND                      %               0.042
                             NE                      %               0.346
                             NH                      %               0.483
                             NJ                      %               2.958
                             NM                      %               0.694
                             NV                      %               1.566
                             NY                      %               7.180
                             OH                      %               1.303
                             OK                      %               0.320
                             OR                      %               1.612
                             PA                      %               1.405
                             RI                      %               0.473
                             SC                      %               0.460
                             SD                      %               0.022
                             TN                      %               0.594
                             TX                      %               4.937
                             UT                      %               0.458
                             VA                      %               2.227
                             VT                      %               0.035
                             WA                      %               2.555
                             WI                      %               0.389
                             WV                      %               0.056
                             WY                      %               0.069

Balance              # of loans    WAC    WA FICO   WA LTV   Owner Occ %   Cashout Refi%   Full Doc%
------------------   ----------   -----   -------   ------   -----------   -------------   ---------
$600,000-650,000              1   5.800       652   85.000       100.000         100.000     100.000
$650,001-700,000              0   0.000         0    0.000         0.000           0.000       0.000
$700,001-750,000              0   0.000         0    0.000         0.000           0.000       0.000
$751,001-800,000              0   0.000         0    0.000         0.000           0.000       0.000
$800,001-850,000              0   0.000         0    0.000         0.000           0.000       0.000
$850,001-900,000              0   0.000         0    0.000         0.000           0.000       0.000
$900,001-950,000              0   0.000         0    0.000         0.000           0.000       0.000
$950,001-1,000,000            0   0.000         0    0.000         0.000           0.000       0.000
>$1,000,000                   0   0.000         0    0.000         0.000           0.000       0.000

Percentage by range

                                   Loans without MI
                                         FICOs
              <450   451-500   501-550   551-600   601-650   651-700   701-750    >750
             -----   -------   -------   -------   -------   -------   -------   -----
       <20   0.000     0.000     0.021     0.013     0.012     0.000     0.000   0.000
     20-30   0.000     0.019     0.015     0.087     0.081     0.000     0.019   0.012
     30-40   0.000     0.000     0.089     0.200     0.140     0.018     0.091   0.024
     40-50   0.000     0.000     0.368     0.496     0.280     0.179     0.052   0.046
LTVs 50-60   0.000     0.000     0.950     0.991     0.737     0.454     0.083   0.060
     60-70   0.000     0.023     4.542     2.687     2.808     1.440     0.386   0.123
     70-80   0.000     0.258    10.997     9.701    11.407     5.627     1.731   0.750
     80-90   0.000     0.000     3.784     9.266    12.379     6.201     1.860   0.421
    90-100   0.000     0.000     0.000     0.640     3.831     2.409     0.898   0.293
      >100   0.000     0.000     0.000     0.000     0.000     0.000     0.000   0.000

                                     Loans with MI
                                         FICOs
              <450   451-500   501-550   551-600   601-650   651-700   701-750    >750
             -----   -------   -------   -------   -------   -------   -------   -----
       <20
     20-30
     30-40
     40-50
LTVs 50-60
     60-70
     70-80
     80-90
    90-100
      >100

Loan Count

                                   Loans without MI
                                         FICOs
              <450   451-500   501-550   551-600   601-650   651-700   701-750    >750
             -----   -------   -------   -------   -------   -------   -------   -----
       <20       0         0         2         1         1         0         0       0
     20-30       0         2         2         8         7         0         1       1
     30-40       0         0         6        13         8         1         4       2
     40-50       0         0        21        27        18        10         3       4
LTVs 50-60       0         0        47        48        36        19         4       3
     60-70       0         2       212       118       106        50        14       5
     70-80       0        11       547       429       497       222        61      24
     80-90       0         0       170       395       476       210        64      14
    90-100       0         0         0        27       137        88        28       9
      >100       0         0         0         0         0         0         0       0
             -----   -------   -------   -------   -------   -------   -------   -----
         #       0        15      1007      1066      1286       600       179      62

                                     Loans with MI
                                         FICOs
              <450   451-500   501-550   551-600   601-650   651-700   701-750    >750
             -----   -------   -------   -------   -------   -------   -------   -----
       <20
     20-30
     30-40
     40-50
LTVs 50-60
     60-70
     70-80
     80-90
    90-100
      >100